UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant X

Filed by a Party other than the Registrant o

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o	Preliminary Proxy Statement
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X	Definitive Proxy Statement
o	Definitive Additional Materials
o	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

BILLMYPARENTS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BILLMYPARENTS, INC.

6190 Cornerstone Court, Suite 216

San Diego California 92121

____________________________

PROXY STATEMENT

Dear Shareholders:

This is to advise you we are soliciting shareholders of BillMyParents, Inc. (the “Company”) for your consent to the following:

1.

To approve a Second Amended and Restated Articles of Incorporation of the Company and authorize our Board of Directors the discretion to effect a reverse stock split of our common stock, $0.001 par value per share, (the “Reverse Stock Split”);

2.

To approve a second amended and restated Articles of Incorporation of the Company changing the name of the Company from BillMyParents, Inc. to “The SpendSmart Payments Company” (the “Name Change”); and

3.

To approve the 2013 Equity Incentive Plan of the Company.

The accompanying proxy statement (the “Proxy Statement”), which describes the second amended and restated Articles of Incorporation and 2013 Equity Incentive Plan in more detail, is being furnished to our shareholders pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The consents that we are soliciting will constitute the only shareholder approval required for the approval of the Second Amended and Restated Articles of Incorporation and 2013 Equity Incentive Plan.  There will not be a meeting of shareholders.

We are soliciting your approval of the above matters by written consent in lieu of a meeting of shareholders because our Board of Directors believes that it is in the best interests of our company and our shareholders to solicit such approval in the most timely and cost effective manner. A form of written consent is enclosed for your use.

We intend to mail this Proxy Statement and accompanying form of written consent on or about January 30, 2013. Our Board of Directors has fixed a record date of January 11, 2013 (the “Record Date”) for determination of our shareholders entitled to give written consent.

Your consent is important regardless of the number of shares of stock that you hold. Although our Board of Director has approved the matters set forth above, they require the approval by the consent of shareholders holding 50.1% of the voting power of our outstanding common stock and Series B preferred stock as of the Record Date (on an as-converted to common stock basis). Please provide your consent no later than February 15, 2013.

Our Board of Directors unanimously recommends that you consent to the matters set forth above. We will be authorized to effect the action described in the matters set forth above when we have received consents from shareholders representing 50.1% of the voting power of our outstanding common stock and Series B preferred stock. Voting instructions are contained herein.

Please provide your consent no later than February 15, 2013.  You may provide your consent through the internet at www.proxyvote.com, or mail the signed enclosed consent card to us at:

Vote Processing

c/o Broadridge Financial Solutions

51 Mercedes Way

Edgewood, NY 11717

By order of the Board of Directors,

January 23, 2013
San Diego, California
/s/ Michael McCoy
Michael McCoy
Chairman and Chief Executive Officer

BILLMYPARENTS, INC.

PROXY STATEMENT REGARDING

SOLICITATION OF WRITTEN CONSENT OF

HOLDERS OF OUR VOTING STOCK

BillMyParents, Inc. (the “Company,” “we” or “us”) is furnishing this Proxy Statement to you to provide a description of actions for which your consent is being solicited.

General

As discussed in more detail in this Proxy Statement, we are asking our shareholders to approve (1) a Second Amended and Restated Articles of Incorporation of the Company and authorize our Board of Directors the discretion to effect a reverse stock split of our common stock, $0.001 par value per share; (2) the Second Amended and Restated Articles of Incorporation relating to changing the name of the Company from BillMyParents, Inc. to “The SpendSmart Payments Company”; and (3) the 2013 Equity Incentive Plan. Our Board of Directors has approved these matters and your consent is being solicited for the same.

Voting; Record Date; Vote Required; Revocation of Consent

Only holders of record of our common stock and Series B Preferred Stock on the Record Date will be entitled to consent to the above matters.  On the Record Date there were 113,335,904 shares of our common stock with a par value $0.001 per share issued and outstanding, and 10,165 shares of our Series B preferred stock issued and outstanding entitled to an aggregate of 25,412,500 votes.

The above matters will be approved by our shareholders if we receive the written consent of shareholders representing 50.1% of the voting power of our outstanding common stock and Series B Preferred Stock as of the Record Date. A written consent form that has been signed, dated and delivered to us with the “WITHHOLD CONSENT” or “ABSTAIN” boxes checked or without any of the boxes checked will be counted as a vote against the above matters.  We will not consider written consent forms that are not returned to us as a vote against the above matters. Consents, once dated, signed and delivered to us, will remain effective unless and until revoked by written notice of revocation dated, signed and delivered to us before the time that we have received written consent of shareholders representing 50.1% of the voting power of our outstanding common stock and Series B Preferred Stock as of the Record Date.

Expense of Proxy Statement

We will pay the expense of soliciting the consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of consents by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our directors, officers, and regular employees.

Important Notice Regarding the Availability of Materials for this Proxy Statement

This Proxy Statement and the written consent form to be completed by shareholders in connection herewith are also available at www.proxyvote.com.

MATTER I

APPROVAL OF GRANT TO THE BOARD OF DIRECTORS THE DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT TO THE COMPANY'S COMMON STOCK

General

Annexed hereto as Exhibit A is a draft of the Second Amended and Restated Articles of Incorporation of the Company.  In general the Second Amended and Restated Articles of Incorporation reflect all of the amendments made since the last Amended and Restated Articles of Incorporation filed on October 16, 2007.  The only change, other than the reverse stock split discussed below is to specify that the voting for shares of preferred stock is not “one vote per share,”, but “the vote provided in the Certificate of Designations related thereto”.  This change was made to correct what was an inaccurate statement.  Having an updated Second Amended and Restated Articles of Incorporation facilitates understanding of this key document by investors and shareholder.

If the shareholders approve the Reverse Stock Split, the Board of Directors reserves the right not to effect any reverse stock split if the Board of Directors does not deem it to be in the best interests of our shareholders. The Board of Directors believes that granting this discretion provides the Board of Directors with maximum flexibility to act in the best interests of our shareholders. If the Reverse Stock Split Proposal is approved by the shareholders, the Board of Directors will have the authority, in its sole discretion, without further action by the shareholders, to effect a reverse stock split at a ratio to be determined by the sole discretion of the Board of Directors with the range set forth herein.

The Board of Director's decision as to whether and when to effect the reverse stock split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.

Reverse Stock Split

Our Board of Directors has adopted and is recommending that our shareholders approve a second amended and restated Articles of Incorporation and thereby authorize the Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our outstanding shares of common stock at a ratio to be determined by the Board of Directors. Holders of our common stock, $0.001 par value per share, are being asked to approve the proposal that Article V of our Amended Articles of Incorporation, be further amended to effect a reverse stock split of the issued and outstanding shares of common stock at a ratio to be determined by the Board of Directors.  Any resulting fraction of a share will be rounded up to the next whole share.

Reason for the Reverse Stock Split

The primary reason for the Reverse Stock Split is to decrease the number of shares of the common stock outstanding to and to reduce the number of shares to a number that the Board of Directors believes is more appropriate and conducive to attracting investors. In addition  the Board of Directors believes that an increase in the price of the common stock to a level needed for listing on a national securities exchange will be of benefit to shareholders, although there can be no assurance of the same. In addition, we currently do not have any additional authorized shares to issue and need additional shares to facilitate potential future capital raises. By effectuating the Reverse Stock Split we will make the float of our common stock more manageable, it will assist us in potentially qualifying for a national listing and it will position us to raise additional capital in the future.

In determining whether or not to implement the Reverse Stock Split, the Board will assess a variety of factors, including without limitation analysis of the Company’s capitalization and strategic alternatives.  The Board of Directors determined that the large number of shares outstanding (and the resulting low market price per share) was neither in the Company’s best interests nor that of its shareholders.  The Board of Directors therefore believes it is in the best interest of the Company to effect the Reverse Stock Split and will determine in its sole discretion a reverse split ratio that will result in a number of shares outstanding sufficient to allow for adequate liquidity while raising the stock price.

Determination of Reverse Stock Split Ratio

The ratio of the reverse stock split, if approved and implemented, will be determined by the Board of Directors in its sole discretion. In determining the reverse stock split ratio, the Board of Directors will consider, among other factors:

•	the historical and projected performance of our common stock;

•	prevailing market conditions;

•	general economic and other related conditions in our industry and in the marketplace;

•	our capitalization (including the number of shares of our common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume level thereof; and

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board of Directors, as opposed to a ratio fixed in advance, is to give the Board of Directors the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

The Board of Directors believes the Reverse Stock Split will have minimal impact on the Company’s shareholder count, as no shareholder will be forced to relinquish his or her full ownership as a result of the Reverse Stock Split.  At the same time, the Board of Directors is hopeful that a higher stock price will make an investment in the Company more attractive to a variety of investors, thus promoting greater liquidity for shareholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

There can be no assurances, however, (a) that active trading in the common stock will result, (b) that the market price of the common stock immediately after the Reverse Stock Split or at any time thereafter will be higher than it would have been had the Reverse Stock Split not been effected or (c) that any increased market price that may occur will be maintained for any period of time.  We cannot assure you that we will be able to consummate any transactions as a result of the Reverse Stock Split.  Moreover, there can be no assurance that the market price of the common stock after the proposed Reverse Stock Split will adjust to reflect the conversion ratio.  The history of similar stock split combinations for companies in like circumstances is varied, with many companies losing substantial market value after a reverse stock split.  Furthermore, the liquidity of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

The Reverse Stock Split will not affect the registration of the common stock under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor will it change the Company’s periodic reporting and other obligations thereunder.  The number of shareholders of record would not be affected by the Reverse Stock Split.  Holders of common stock will continue to have one vote for each share of common stock owned after the Reverse Stock Split.  The authorized but unissued shares of the common stock under the Second Amended and Restated Articles of Incorporation are available for future issuances without the approval of the Company’s shareholders.  These additional shares may be utilized for a variety of corporate purposes, including, but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans.  The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act.  We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Effect on Outstanding Shares

The number of shares of the common stock issued and outstanding as of the effective time of the filing of the Second Amended and Restated Articles of Incorporation will be reduced in connection with the Reverse Stock Split in accordance with the relevant ratio. No fractional shares of common stock will be issued upon the Reverse Stock Split.  Whether or not fractional shares would have been issuable (but for the preceding sentence) upon the Reverse Stock Split is determined based on the total number of shares of common stock held by each holder.  In lieu of any fractional interests in shares of common stock to which any shareholder would otherwise be entitled (but for the preceding sentences), any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share.  The Reverse Stock Split would result in some shareholders owning “odd-lots” of less than 100 shares of common stock.  Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by our shareholders, our Board of Directors, in its sole discretion, will determine whether such an action is in the best interests of the Company and our shareholders, taking into consideration the factors discussed above. If our Board of Directors believes that a reverse stock split is in our best interests and the best interest of our shareholders, our Board of Directors will then implement the reverse stock split at a ratio to be determined by the Board of Directors.

Following such determination, we would then file the Second Amended and Restated Articles of Incorporation with the Secretary of the State of Colorado at such time as our Board of Directors has determined as the appropriate effective time for the Reverse Stock Split to effect the reverse split. A copy of the proposed Second Amended and Restated Articles of Incorporation is attached to this proxy statement as Exhibit A and is considered a part of this proxy statement.

Upon the filing of the Second Amended and Restated Articles of Incorporation, our transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates.  As soon as practicable after the effective date, shareholders and holders of securities convertible into our common stock will be notified of the effectiveness of the Reverse Stock Split.  Shareholders of record will receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split.  Each shareholder will be able to obtain a certificate evidencing such shareholder’s post-Reverse-Stock-Split shares only by sending the transfer agent his or her old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require.  Shareholders will not receive certificates for post-Reverse Stock Split shares unless and until their old certificates are surrendered.   SHAREHOLDERS SHOULD NOT FORWARD THEIR CERTIFICATES TO THE TRANSFER AGENT UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL, AND THEY SHOULD ONLY SEND IN THEIR CERTIFICATES WITH THE LETTER OF TRANSMITTAL.  The transfer agent will send each shareholder's new stock certificate after receipt of that shareholder’s properly completed letter of transmittal and old stock certificate(s).  Shareholders will not have to pay any service charges in connection with the exchange of their certificates.

Non-registered shareholders who hold their common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that the Company will put in place for registered shareholders.  If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you should contact your bank, broker or nominee.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The Company intends the following discussion to provide only a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split to holders of the common stock and the Company.  Shareholders should consult their own tax advisors as to the U.S. federal income tax consequences, as well as the effects of state, local and non-U.S. tax laws. This summary does not address the treatment of holders of common stock under the laws of any state, local or foreign taxing jurisdiction.

This discussion describes certain U.S. federal income tax consequences of the Reverse Stock Split.  This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change.  Any such change, which may or may not be retroactive, could alter the tax consequences as described herein.  This discussion is limited to U.S. citizens or residents, U.S. corporations, and U.S. trusts and estates that hold their common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  This discussion does not address all of the tax consequences that may be relevant to a particular person or the tax consequences that may be relevant to persons subject to special treatment under U.S. federal income tax laws (including, among others, foreign persons, tax-exempt organizations, dealers in securities or currencies, banks, insurance companies, financial institutions or persons that hold their common stock as part of a hedge, straddle, constructive sale or conversion transaction, persons whose functional currency is not the U.S. dollar, persons that are, or hold their common stock through, partnerships or other pass-through entities, or persons who acquired their common stock through the exercise of an employee stock option or otherwise as compensation).  In addition, this discussion does not address any aspects of state, local, non-U.S. taxation or U.S. federal taxation other than income taxation.

The following discussion presents the understanding of the Company.  No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Reverse Stock Split, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.  Furthermore, the Company will not seek an opinion of counsel with respect to the anticipated tax treatment of the Reverse Stock Split.  If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or shareholder level.

The U.S. federal income tax consequences of the Reverse Stock Split to a holder of common stock is understood by the Company to be as follows:

·	the shareholder will not recognize any gain or loss for U.S. federal income tax purposes;
·

the shareholder’s aggregate tax basis in common stock received pursuant to the Reverse Stock Split will be equal to the aggregate tax basis of such holder’s common stock surrendered in exchange therefor;

·	the shareholder’s holding period for common stock received pursuant to the Reverse Stock Split will include such shareholder’s holding period for common stock surrendered in exchange therefor; and
·	the Company will not recognize gain or loss solely as a result of the Reverse Stock Split.

No Dissenters’ Appraisal Rights

Shareholders have no dissenters’ appraisal rights under the Colorado Business Corporation Act, the Company’s Amended and Restated Articles of Incorporation or the Company’s bylaws in connection with the Reverse Stock Split.

Board of Directors Recommendation

Our Board of Directors recommends that our shareholders give their “CONSENT” to the Reverse Stock Split.

MATTER II

APPROVE THE SECOND AMENDED AND RESTATED ARTICLES OF

INCORPORATION TO CHANGE THE COMPANY’S NAME

TO “THE SPENDSMART PAYMENTS COMPANY”

General

Article II of our Articles of Incorporation currently reflect that the name of the Company is BillMyParents, Inc.  The purpose of the proposed amendment is to change the name of the Company to “The SpendSmart Payments Company” (the “Name Change”). If approved, the Name Change would amend the Articles of Incorporation as set forth in Exhibit A to this Proxy Statement.

Reasons for the Name Change

We plan to move forward with a new marketing campaign and believe a new corporate name will assist us in this process. Additionally, our management and our board of directors believe that the proposed Name Change will better reflect our corporate identity.  Based on our consumer, customer and overall market research, we have determined that The SpendSmart Payments Company, the proposed new name of the company, elicits a more positive response than our current corporate name. We believe the marketplace will positively receive the new name and associated branding.

Effect of the Name Change

The Name Change will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the trading of the Company’s stock on the OTCQB (the “OTCQB”).  It will not be necessary for shareholders to surrender their existing stock certificates for purposes of the proposed Name Change only.  Instead, when certificates are presented for transfer, new certificates bearing the name “The SpendSmart Payments Company” will be issued.  SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Currently our common stock is quoted on the OTCQB under the symbol “BMPI.”  It is anticipated that the common stock will trade under a new symbol following the proposed name change.  A new CUSIP number will also be assigned to the common stock following the proposed name change, if the shareholders approve of the name change.

Effective Date of the Name Change

If the Name Change is approved by our shareholders, the Second Amended and Restated Articles of Incorporation will become effective when they are filed with the Secretary of State of the State of Colorado.

No Dissenters’ Appraisal Rights

Shareholders have no dissenters’ appraisal rights under the Colorado Business Corporation Act, the Company’s Amended and Restated Articles of Incorporation or the Company’s bylaws in connection with the Name Change.

Board of Directors Recommendation

Our Board of Directors recommends that our shareholders give their “CONSENT” to the Name Change.

MATTER III

SHAREHOLDERS APPROVAL OF THE

2013 EQUITY INCENTIVE PLAN

On January 8, 2013 our Board of Directors approved the adoption of the BillMyParents, Inc. 2013 Equity Incentive Plan (the “2013 Plan” or the “Plan”). The 2013 Plan has not yet been approved by our shareholders. The 2013 Plan provides for granting of stock-based awards including incentive stock options, non-statutory stock options, stock bonuses and rights to acquire restricted stock. The total number of shares of common stock that may be issued pursuant to stock awards under the 2013 Plan shall not exceed in the aggregate 45,000,000 shares of the common stock of our Company as amended by the Board of Directors prior to the implementation of a Reverse Stock Split.

Shareholder approval of the 2013 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), as described below, (ii) for the Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, and (iii) to comply with the incentive stock option rules under Section 422 of the Code.

The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. A copy of the Plan is annexed hereto as Exhibit B.

Description of the Plan

Purpose. The purpose of the Plan is to provide the Company a means to retain the services of qualified executives and other persons eligible to receive stock awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of the common stock through the granting of the awards, including: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

Shareholder Approval of the Plan. The Board of Directors adopted the Plan on January 8, 2013. The Company is seeking shareholder approval of the Plan.

Eligible Participants. Employees, directors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing (each an "Affiliate", as such terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code")) are eligible to receive stock awards under the Plan.

Number of Shares of Common Stock Available Under the Plan. The total number of shares of common stock that may be issued pursuant to stock awards under the Plan and amendments shall not exceed in the aggregate 45,000,000 shares common stock of the Company, which represents approximately 15% of the shares of common stock we are authorized to issue. This is expected to be reduced upon effecting the Reverse Stock Split in the ratio to be determined by the Board of Directors. If any stock award for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award shall revert to and again become available for issuance under the Plan. If any common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

Administration of the Plan. The Board of Directors has the authority to administer the Plan or may delegate administration of the Plan to a committee of one or more members of the Board of Directors. If administration is delegated to a committee, the committee shall have all administrative powers conferred upon the Board of Directors, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board of Directors. The Board of Directors may abolish the committee at any time and re-vest the administration of the Plan in the Board of Directors.

In the event the Board of Directors in its discretion establishes a committee, the committee will consist solely of two or more "outside directors", in accordance with Section 162(m) of the Code, and/or solely of two or more "non-employee directors", in accordance with Rule 16b-3. Within the scope of such authority, the Board of Directors may (i) delegate to a committee of one or more members of the Board of Directors who are not outside directors under the Securities Exchange Act of 1934, the authority to grant stock awards to eligible persons who are either (1) not then covered employees and are not expected to be covered employees at the time of recognition of income resulting from such stock award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board of Directors who are not non-employee directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Change in Control. The Plan provides that in the event of a merger with or into another corporation or other entity, then the surviving corporation or acquiring corporation shall assume any stock awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan. If the surviving corporation or acquiring corporation in an change of control refuses to assume such stock awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to stock awards which are (i) held by participants whose continuous service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of such acquisition, the vesting of such stock award shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of such acquisition. Any stock award not exercised prior to the closing of an acquisition involving a change in control of the Company shall be terminated.

Amendment to the Plan and Awards. The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 of the Plan relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements.

Termination and Suspension of the Plan. The Board of Directors may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 8, 2023. No stock awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Types of Awards

Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The committee will determine the exercise price of options granted under the Plan, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, an incentive stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) of the Code. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock shall not be less than 110% of the fair market value of our common stock on the date of grant.

The exercise price of each nonstatutory stock option granted under the Plan shall not be less than 85% of the fair market value of the stock subject to the option on the date the option is granted. Notwithstanding the foregoing, a nonstatutory stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provision of Section 424(a) of the Code. Additional terms including term, consideration vesting and early exercise shall be determined by the Board of Directors at the time of grant.

Stock Bonus Awards other than Options. The committee will also have the authority to grant stock bonus awards pursuant to the terms of stock bonus agreement. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the committee shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

Federal Income Tax Consequences of Awards

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options. For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by us.

Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Tax Effect for Our Company. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

Section 162(m) Limits. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. The Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the Plan. Accordingly, the Plan provides that no employee may be granted more than 100,000 shares in any calendar year.

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

No Dissenters’ Appraisal Rights

Shareholders have no dissenters’ appraisal rights under the Colorado Business Corporation Act, the Company’s Amended and Restated Articles of Incorporation or the Company’s bylaws in connection with the 2013 Plan.

Board of Directors Recommendation

Our Board of Directors recommends that our shareholders give their “CONSENT” to the approval of the 2013 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of January 8, 2013 (the “SO Date”), we had 113,335,904 shares of common stock and 353 shares of Series A Cumulative Convertible Preferred stock (the “Series A Preferred Stock”) issued and outstanding.  The Series A preferred stock is convertible into 106,820 shares of our Company’s common stock.  As of the SO Date, there were 10,165 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”) issued, which are convertible into 25,412,500 shares of our common stock. Options and warrants exercisable or convertible as of the SO Date or within sixty (60) days thereafter are used in determining each individual’s percentage of shares beneficially owned on the table below. The following table sets forth as of the SO Date, information regarding the beneficial ownership of our common stock with respect to (i) our officers and directors; (ii) by all directors and executive officers as a group; and (iii) all persons which the Company, pursuant to filings with the Securities and Exchange Commission (the “SEC”) and our stock transfer record by each person or group known by our management to own more than 5% of the outstanding shares of our common stock.  Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within sixty (60) days, such as our Series A Preferred stock, warrants or options to purchase shares of our common stock. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below subject to applicable community property law. The information below has not been adjusted to reflect the Reverse Stock Split.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned
Officers and Directors Michael McCoy (2)	8,214,582	5.58%
Jonathan Shultz (3)	3,950,000	2.76%
Isaac Blech (4)	47,468,054	28.96%
Cary Sucoff (5)	3,328,368	2.34%
Patrick Kolenik (6)	3,217,888	2.28%
William Hernandez (7)	1,333,333	0.95%
Robert DeSantis (8)	4,583,333	3.19%
Joseph Proto (9)	2,711,805	1.92%
Jesse Itzler (10)	388,888	0.28%
Brian Thompson (11)	388,888	0.28%
Ka Cheong Christopher Leong (12)	222,222	0.16%

All directors and executive officers as a group (12 persons)	75,807,361	48.70%

(1)	Unless otherwise noted, the address is c/o BillMyParents, Inc. 6190 Cornerstone Court, Suite 216, San Diego California 92121.
(2)	Amounts include shares of common stock that would result from the exercise of outstanding options to purchase 8,214,582 shares of our common stock.
(3)	Amounts include shares of common stock that would result from the exercise of outstanding options and warrants to purchase 3,950,000 shares of our common stock.
(4)	Amounts include shares of common stock that would result from the exercise of outstanding warrants to purchase 24,968,054 shares of our common stock.
(5)	Amounts include shares of common stock that would result from the exercise of outstanding warrants to purchase 3,188,143 shares of our common stock.
(6)	Amounts include shares of common stock that would result from the exercise of outstanding warrants to purchase 2,390,888 shares of our common stock.
(7)	Amounts include shares of common stock that would result from the exercise of the vested outstanding options to purchase 1,333,333 shares of our common stock.
(8)	Amounts include shares of common stock that would result from the exercise of the vested outstanding warrant to purchase 4,583,333 shares of our common stock.
(9)	Amounts include shares of common stock that would result from the exercise of the vested outstanding warrant to purchase 2,472,221 shares of our common stock.
(10)	Amounts include shares of common stock that would result from the exercise of the vested outstanding warrant to purchase 388,888 shares of our common stock.
(11)	Amounts include shares of common stock that would result from the exercise of the vested outstanding warrant to purchase 388,888 shares of our common stock.
(12)	Amounts include shares of common stock that would result from the exercise of the vested outstanding warrant to purchase 222,222 shares of our common stock.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

EXECUTIVE COMPENSATION

The information required by Item 8 of Schedule 14A is incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended September 30, 2012 as filed with the Securities and Exchange Commission on December 26, 2012.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Proxy Statement. We incorporate by reference the documents listed below:

1.    Our Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

You may request a copy of the above noted filing at no cost by writing or telephoning us at the following address and telephone number: 6190 Cornerstone Court, Suite 216, San Diego California 92121, (858) 677-0080.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of our Company at any time since the beginning of our fiscal year as of September 30, 2012 and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon, except for directors and officers holding options under the 2013 Plan as indicated in Security Ownership of Certain Beneficial Owners and Management.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker. Stockholders who currently receive multiple sets of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors

/s/ Michael R. McCoy

Michael R. McCoy

Chairman and Chief Executive Officer

January 23, 2013

WRITTEN CONSENT SOLICITED

ON BEHALF OF THE BOARD OF DIRECTORS

OF BILLMYPARENTS, INC.

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.

The undersigned, without the formality of convening a meeting, does hereby consent with respect to all of the shares of voting stock of BillMyParents, Inc. held by the undersigned, to the following:

1.

Approval of Second Amended and Restated Articles of Incorporation relating to the Reverse Stock Split:

______

Consent

______

Withhold Consent

______

Abstain

Approval of Second Amended and Restated Articles of Incorporation relating to the Name Change:

______

Consent

______

Withhold Consent

______

Abstain

2.

Approval of 2013 Equity Incentive Plan:

______

Consent

______

Withhold Consent

______

Abstain

The undersigned represents that the undersigned owns the following number of shares of common stock and Series B Preferred Stock of BillMyParents, Inc.

 __________      ___________

    Common Stock       Series B

                  Preferred Stock

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the consent form. A consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Date:	, 2013
Shareholder Name (printed):
Signature:
Title (if applicable):
Signature (if held jointly):
Title (if applicable):

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY AND EITHER: (i) COMPLETE THE PROXY CONSENT FORM AT www.proxyvote.com; OR (ii) RETURN IT TO:

Vote Processing

c/o Broadridge Financial Solutions

51 Mercedes Way

Edgewood, NY 11717

EXHIBITS

A.

Second Amended and Restated Articles of Incorporation

B.

2013 Equity Incentive Plan

EXHIBIT A

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

BILLMYPARENTS, INC.

BillMyParents, Inc., a Colorado corporation, (the "Corporation") having its principal office at 6190 Cornerstone Court, Suite 216, San Diego California 92121, hereby certifies to the Department of Corporations of Colorado that:

FIRST: The Corporation desires to amend and restate its Articles of Incorporation (the "Articles") as currently in effect which proposed amendment has been approved by a majority of the directors and shareholders of the Corporation.

SECOND: The Articles are hereby amended and restated in full as of ________ ___, 2013 to read as follows:

ARTICLE I

FILING

THE UNDERSIGNED, Secretary of the Corporation, being at least 18 years of age, on behalf of the Corporation is hereby filing these second amended and restated articles of incorporation (the “Amended Articles”) under the General Corporation Laws of the State of Colorado.

ARTICLE II

NAME

The name of the Corporation shall be “The SpendSmart Payments Company”.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are to engage in any lawful act or activity.

ARTICLE IV

RESIDENT AGENT

The address of the resident agent of the Corporation in the State of Colorado is Incorp Services, Inc., 36 South 18th Avenue, Suite D, Brighton, CO 80601.

ARTICLE V

CLASSES OF STOCK

A.

Classes and Number of Shares; Reverse Split. The total number of shares of stock of all classes which the Corporation shall have authority to issue is 310,000,000 shares of which (i) 300,000,000 shares are Common Stock, par value $.001 per share ("Common Stock"), and (ii) 10,000,000 shares are Preferred Stock, par value $.001 per share ("Preferred Stock"). Each issued and outstanding share of Common Stock as of __________ ___, 2013 (the "Split Effective Date") shall be combined and converted automatically, without further action, into ________ of a fully paid and non-assessable share of Common Stock. No certificate representing any fractional share interest in the Corporation's post-split shares shall be issued. In lieu of any fraction of a post-split share to which the shareholder is otherwise entitled for all of the holdings of such shareholder, a fractional share shall be rounded up and a shareholder of pre-split shares will receive an entire post-split share. No cash payment shall be made to reduce or eliminate any fractional share interest. Shareholders are not required to exchange their certificates representing shares of Common Stock held prior to the reverse stock split for new certificates representing shares of Common Stock after the reverse stock split. The relevant provisions of Article VI and Article VII hereof shall be adjusted for the stock combination described above.

B.

Ability to Reclassify. The Board of Directors may classify and reclassify any unissued shares of any class of capital stock by establishing or changing in anyone or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Subject to the terms and conditions of any outstanding capital stock, the power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of stock that have a priority as to distributions and upon liquidation and to divide and classify shares of any class into one or more series of such class by determining, fixing or altering one or more of the following:

(1)

The distinctive designation of such class or series and the number of shares to constitute such class or series; provided, however, that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification and any shares of a class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this Section B(1) of Article V.

(2)

Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

(3)

Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

(4)

Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

(5)

Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and different redemption dates and whether or not there shall be any sinking fund or purchase account in respect thereof and, if so, the terms thereof.

(6)

The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

(7)

Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of such dividends or making of distributions on, or the acquisitions of, or the use of moneys for purchase or redemption of any stock of the Corporation, or upon any other action of the Corporation, including action under this Section B(7) of Article V and, if so, the terms and conditions thereof.

(8)

Any other preferences, rights, restrictions including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Articles of Incorporation of the Corporation.

The terms of any capital stock classified or reclassified pursuant to the powers of the Board of Directors as set forth herein shall be set forth in a subsequent amendment to these articles filed for record with the Department of Corporations of Colorado prior to the issuance of any such capital stock (any such articles defined herein as "Articles Supplementary").

C.

Voting Rights.

(1)

Common.  Each share of Common Stock shall have one vote.

(2)

Preferred.  Each share of Preferred Stock shall have the vote provided herein or in the Certificate of Designations related thereto.

(3)

No Cumulative Voting.  The Corporation shareholders shall not be allowed to cumulate their votes in the election of the Corporation’s directors.

D.

Terms of Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided herein, each share of Common Stock shall be equal to every other share of Common Stock.

(1)

Dividend Rights. Subject to the provisions of law and any preferences of any class of Preferred Stock, dividends, including dividends payable in shares of another class of the Corporation's stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.

(2)

Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of Preferred Stock having a preference on distribution in liquidation, dissolution or winding up of the Corporation shall be entitled, together with the holders of any other class of Preferred Stock not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

(3)

Redemption. The Common and Preferred Stock are not subject to redemption, except as may be provided by applicable laws herein or in the Certificate of Designations of such Preferred Stock.

(4)

Restrictions on Ownership and Transfer.

(a)

Definitions.

Except as provided below, capitalized terms used herein shall have the same meanings as contained in the Colorado General Corporation Law. For purposes of these Articles, the following terms shall have the following meanings:

"BENEFICIAL OWNERSHIP" shall mean ownership of Common Stock or Preferred Stock by a Person directly, beneficially or as a result of being treated as an actual or constructive owner of such Stock. The terms "Beneficial Owner, ""Beneficially Owns," "Beneficially Owned" and "Beneficially Owning" shall have the correlative meanings.

"CAPITAL STOCK" shall mean shares of stock that are Common Stock or Preferred Stock.

"PERSON" shall mean an individual, corporation, partnership, estate, limited liability company, unincorporated organization, joint venture, state or a political subdivision thereof, governmental agency, trust (including a trust qualified under Section 401(a) or l(c) (17) of the Code), a portion of a trust permanently set aside for or to be issued exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of Section 13 (d) (3) of the Securities Exchange Act of 1934, as amended, hut does not include an Underwriter that participates in a public offering of the Common Stock, Preferred Stock.

"PUBLIC OFFERING" shall mean the initial public sale of Common Stock pursuant to the Corporation's effective registration statement for such Common Stock filed under the Securities Act of 1933, as amended, which is underwritten with total equity of the Corporation at the closing of such public offering of not less than $5,000,000.

"UNDERWRITER" shall mean a securities firm or other similar entity in its capacity as a party to an underwriting agreement with the Corporation entered into with the intent of such firm or other entity of acquiring securities of the Corporation for resale.

(b)

Owners Required to Provide Information. Each Person who is a Beneficial Owner of an interest in the Common Stock or Preferred Stock and each Person (including the shareholder of record) who is holding Common Stock or Preferred Stock for a Beneficial Owner of an interest in the Common Stock or Preferred Stock shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine its actual shareholders.

(c)

Ambiguity. In the case of an ambiguity in the application of any of the provisions of these Amended Articles, including any definition contained herein, the Board of Directors shall have the power to determine the application of the provisions hereof with respect to any situation based on the facts known to it.

(5)

Legend. Each certificate for Common Stock shall bear the following legend:

The Corporation is authorized to issue two classes of capital stock which are designated as Common Stock and Preferred Stock. The Board of Directors is authorized to determine the preferences, limitations and relative rights of the Preferred Stock before the issuance of any Preferred Stock. The Corporation will furnish, without charge, to any shareholder making a written request therefor, a copy of the Corporation's Articles and a written statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to each class of stock. Requests for such written statement may be directed to the Corporation at its principal executive offices, Attention: Secretary.

E.

Terms of Preferred Stock. The Preferred Stock shall be divided into series. The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law, to provide for the issuance, in one or more series, of all or any of the shares of the Preferred Stock, and by filing a certificate pursuant to the applicable law of the State of Colorado to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series (or that such shares shall have no voting powers), and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. Except as provided herein, the Board of Directors is also expressly authorized (unless forbidden in the Articles Supplementary establishing the series) to increase or decrease (but not below the number of shares of the series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without the vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the Articles Supplementary establishing any series of Preferred Stock.

ARTICLE VI

SERIES A CUMULATIVE CONVERTIBLE

 PREFERRED STOCK

1.

Name of corporation:

The SpendSmart Payments Company (the “Corporation”), a Colorado corporation.

2.

Designation:

Series A Cumulative Convertible Preferred Stock, $.001 par value.

A.

Designation: Number of Shares.  The designation of said series of Preferred Stock shall be Series A Convertible Preferred Stock (the “Series A Preferred Stock”).  The number of shares of Series A Preferred Stock shall be 16,000.  Each share of Series A Preferred Stock shall have a stated value equal to $________ (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series A Stated Value”), and $.001 par value.

B.

Dividends.   The holders of outstanding shares of Series A Preferred Stock (each a “Holder”) shall be entitled to receive preferential dividends in cash out of any funds of the Corporation, only pursuant to Section 3 of this Article VI hereunder.  The dividends on the Series A Preferred Stock at the rates provided in Section 3  of this Article VI shall be cumulative whether or not declared so that, if at any time full cumulative dividends at the rate aforesaid on all shares of the Series A Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the annual dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series A Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series A Preferred Stock.

C.

Liquidation and Redemption Rights.  Upon the occurrence of a “Liquidation Event” (as defined below), the Holders of the Series A Preferred Stock shall be entitled to receive, and before any payment or distribution shall be made on any shares of any Common Stock or other class of stock presently authorized or to be authorized (the Common Stock and such other stock being hereinafter collectively, the “Junior Stock”), out of the assets of the Corporation available for distribution to shareholders, an amount equal to one (1) times the Series A Stated Value per share of Series A Preferred Stock and all accrued and unpaid dividends to and including the date of payment thereof.  Upon the payment in full of all amounts due to Holders of Series A Preferred Stock (on an as converted basis), the Common Stock and any other class of Junior Stock shall collectively receive all remaining assets of the Corporation legally available for distribution.  If the assets of the Corporation available for distribution to the Holders of the Series A Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the Holders of Series A Preferred Stock upon a Liquidation Event, then all such assets of the Corporation shall be distributed to the exclusion of the Holders of Junior Stock ratably among the Holders of the Series A Preferred Stock. “Liquidation Event” shall mean (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations unless (a) the Holders of the Series A Preferred Stock receive securities of the surviving corporation having substantially similar rights as the Series A Preferred Stock and the shareholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor corporation immediately thereafter, elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the Holders of a majority of the shares of Series A Preferred Stock elect otherwise.

D.

Conversion into Common Stock.  Holders of shares of Series A Preferred Stock shall have the following conversion rights and obligations:

(a)

Subject to the further provisions of Section (2)(D)(a) of this Article VI each Holder of Series A Preferred Stock shall have the right at any time commencing after the issuance to the Holder Series A Preferred Stock, to convert such shares, and any other sum owed by the Corporation arising from the Series A Preferred Stock or pursuant to the Subscription Agreement entered into by the Corporation and the Holder or Holder’s predecessor in connection with the issuance of Series A Preferred Stock (each a “Subscription Agreement”) (collectively “Obligation Amount”) into fully paid and non-assessable shares of Common Stock of the Corporation determined in accordance with the applicable “Conversion Price” provided in Section 2(D)(b) of Article VI below (the “Conversion Price”).  All issued or accrued but unpaid dividends may be converted at the election of the Holder simultaneously with the conversion of principal amount of Series A Stated Value, as the case may be, being converted.

(b)

The number of shares of Common Stock issuable upon conversion of the Obligation Amount shall equal (i) the sum of (A) the Series A Stated Value per share being converted, and (B) at the Holder’s election, accrued and unpaid dividends on such share, divided by (ii) the Conversion Price.  The Conversion Price of the Series A Preferred Stock shall be $____, subject to adjustment only as described herein.

(c)

Holder will give notice of its decision to exercise its right to convert the Series A Preferred Stock, or part thereof by telecopying an executed and completed Notice of Conversion to the Corporation via confirmed telecopier transmission with confirmation of receipt by an officer of the

Corporation.  The Holder will not be required to surrender the Series A Preferred Stock certificate until in each case the Series A Preferred Stock has been fully converted.  Each date on which a Notice of Conversion is telecopied to the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date.  The Corporation will itself or cause the Corporation’s transfer agent to transmit the Corporation’s Common Stock certificates representing the Common Stock issuable upon conversion of the Series A Preferred Stock to the Holder via express courier for receipt by such Holder within seven (7) business days after receipt by the Corporation of the Notice of Conversion (the “Delivery Date”).  In the event the Common Stock is electronically transferable, then delivery of the Common Stock must be made by electronic transfer provided request for such electronic transfer has been made by the Holder.  A Series A Preferred Stock certificate representing the balance of the Series A Preferred Stock not so converted will be provided by the Corporation to the Holder if requested by Holder, provided the Holder has delivered the original Series A Preferred Stock certificate to the Corporation.  To the extent that a Holder elects not to surrender Series A Preferred Stock for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Corporation against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount of the Series A Stated Value then owned by the Holder.

In the case of the exercise of the conversion rights set forth in Section 2(D)(a) of this Article VI the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion.  The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the recordholder of such Common Stock and shall on the same date cease to be treated for any purpose as the record Holder of such shares of Series A Preferred Stock so converted.

Upon the conversion of any shares of Series A Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the Holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

The Corporation shall not be required, in connection with any conversion of Series A Preferred Stock, and payment of dividends on Series A Preferred Stock to issue a fraction of a share of its Series A Preferred Stock or Common Stock and may instead deliver a stock certificate representing the next whole number.

The Corporation and Holder may not convert that amount of the Obligation Amount on a Conversion Date in amounts that would result in the Holder having a beneficial ownership of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on such Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Obligation Amount with respect to which the determination of this proviso is being made on such Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation.  For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to successive exercises which would result in the aggregate issuance of more than 4.99%.  The Holder may revoke the conversion limitation described in this Section 2(D)(c) of this Article VI, in whole or in part, upon 61 days prior notice to the Corporation.  The Holder may allocate which of the equity of the Corporation deemed beneficially owned by the Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.  The Holder may waive the conversion limitation described in this Section 2(D)(c) of this Article VI in whole or in part, upon and effective after 61 days prior written notice to the Company to increase such percentage to up to 9.99%.

(d)

The Conversion Price determined pursuant to Section 2(D)(b) of this Article VI shall be subject to adjustment from time to time as follows:

(i)

In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series A Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the Holders of Series A Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such Holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series A Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto).  Such adjustment shall be made whenever any of the events listed above shall occur.  An adjustment made to the Conversion Price pursuant to this Section 2(D)(d)(i) of this Article VI shall become effective immediately after the effective date of the event.

(ii)

Until the sooner to occur of (i) two (2) years after the date of issuance of the Series A Preferred Stock, or (ii) until no share of Series A Preferred Stock is outstanding, , other than in the case of an “Excepted Issuance” (as defined in Section 12(a) of the Subscription Agreement), if the Corporation issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share less than the Conversion Price of the Series A Preferred Stock immediately in effect prior to such sale or issuance, then immediately prior to such sale or issuance the Conversion Price of the Series A Preferred Stock shall be reduced to such other lower price.   For  purposes of this adjustment, the issuance of any security carrying the right to convert such security directly or indirectly into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The reduction of the Conversion Price described in this 2(D)(d)(ii) of this Article VI is in addition to other rights of the Holder described in this Certificate of Designation and the Subscription Agreement.

(e)

(i)

In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock) then unless the right to convert shares of Series A Preferred Stock shall have terminated as part of such merger, lawful provision shall be made so that Holders of Series A Preferred Stock shall thereafter have the right to convert each share of Series A Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a Holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such consolidation or merger.  Such provision shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 2(D)(d) of this Article VI.  The foregoing provisions of this Section 2(D)(e) of this Article VI shall similarly apply to successive mergers.

(ii)

In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the Holders of Series A Preferred Stock shall thereafter have the right to convert each share of the Series A Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

(f)

Whenever the number of shares to be issued upon conversion of the Series A Preferred Stock is required to be adjusted as provided in this Section 2(D)(f) of this Article VI, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent for the Series A Preferred Stock and the Common Stock; and the Corporation shall mail to each Holder of record of Series A Preferred Stock notice of such adjusted conversion price not later than the first business day after the event, giving rise to the adjustment.

(g)

In case at any time the Corporation shall propose:

(i)

to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the Holders of its Common Stock; or

(ii)

to offer for subscription to the Holders of its Common Stock any additional shares of any class or any other rights; or

(iii)

any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

(iv)

the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Holders of record of the Series A Preferred Stock.

(h)

For so long as any shares of Series A Preferred Stock or any Obligation Amount shall remain outstanding and the Holders thereof shall have the right to convert the same in accordance with provisions of this Section 2(D)(h) of this Article VI, the Corporation shall at all times, reserve from the authorized and unissued shares of its Common Stock 150% of the number of shares of Common Stock that would be necessary to allow the conversion of the entire Obligation Amount.

(i)

The term “Common Stock” as used in this Certificate of Designation shall mean the $.001 par value Common Stock of the Corporation as such stock is constituted at the date of issuance thereof or as it may from time to time be changed, or shares of stock of any class or other securities and/or property into which the shares of the Series A Preferred Stock shall at any time become convertible pursuant to the provisions of this Section 2(D)(i) of this Article VI.

(j)

The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series A Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series A Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(k)

In the event a Holder shall elect to convert any shares of Series A Preferred Stock as provided herein, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said shares of Series A Preferred Stock shall have been sought and obtained by the Corporation or at the Corporation’s request or with the Corporation’s assistance and the Corporation posts a surety bond for the benefit of such Holder equal to 120% of the Obligation Amount sought to be converted, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

(l)

In addition to any other rights available to the Holder, if the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 2(D)(c) of this Article VI by the Delivery Date and if within seven (7) business days after the Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Common Stock which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Corporation shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) within five (5) business days after written notice from the Holder, the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Stated Value of the shares of Series A Preferred Stock for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(m)

The Corporation understands that a delay in the delivery of Common Stock upon conversion of Series A Preferred Stock in the form required pursuant to this Certificate of Designation and the applicable Subscription Agreement after the Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Corporation agrees to pay (as liquidated damages and not as a penalty) to the Holder for such late issuance of Common Stock upon Conversion of the Series A Preferred Stock in the amount of $100 per business day after the Delivery Date for each $10,000 of Obligation Amount being converted of the corresponding Common stock which is not timely delivered.  The Corporation shall pay any payments incurred under this Section 2(D)(m) of this Article VI in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Corporation fails for any reason to effect delivery of the Common Stock by the Delivery Date, the Holder will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all by delivery of a notice to such effect to the Corporation whereupon the Corporation and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation is given to the Corporation.

E.

Voting Rights.   The Holders of shares of Series A Preferred Stock shall not vote together with the holders of the Common Stock on an as converted basis, provided, however, that the consent of the holders of at least seventy percent (70%) of the shares of the Series A Preferred Stock, voting as a separate class, shall be required for the following actions:

(a)

amending the Corporation’s articles of incorporation or by-laws if such amendment would adversely affect the Series A Preferred Stock, including without limitation:

(i)

changing the relative seniority rights of the holders of the Series A Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Corporation, or create any other class or series of capital stock entitled to seniority as to the payment of dividends in relation to the holders of Series A Preferred Stock;

(ii)

reducing the amount payable to the holders of Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series A Preferred Stock to the rights upon liquidation of the holders of other capital stock of the Corporation, or change the dividend rights of the holders of Series A Preferred Stock;

(iii)

canceling or modifying the conversion rights of the holders of Series A Preferred Stock provided for in Section 2(D)of this Article VI; or

(iv)

canceling or modifying the rights of the holders of the Series A Preferred Stock provided for in this Section 2(E) of this Article VI.

(v)

changing the authorized number of shares of Series A Preferred Stock.

(b)

purchasing any of the Corporation’s securities other than required redemptions of Series A Preferred Stock and repurchase under restricted stock and option agreements authorizing the Corporation’s employees (as permitted herein);

(c)

effecting a Liquidation Event;

(d)

declaring or paying any dividends other than in respect of the Series A Preferred Stock; and

(e)

issuing any additional securities having rights senior to or on parity with the Series A Preferred Stock.

3.

Events of Default.  For so long as the Series A Preferred Stock is outstanding, unless waived in writing by Holders of seventy percent (70%) of the Series A Preferred Stock then outstanding, the occurrence of any of the following events of default (each, an “Event of Default”) shall, until such Event of Default has been cured, cause the dividend rate to become 12% from and after the occurrence of such event with respect to the Series A Preferred Stock:

A.

The Corporation fails to timely pay any dividend payment or the failure to timely pay any other sum of money due to a Holder of Series A Preferred Stock from the Corporation and such failure continues for a period of seven (7) days after written notice to the Corporation from such Holder.

B.

The Corporation breaches any material covenant or other material term or condition of the Subscription Agreement or this Article VI in any material respect and such breach, if subject to cure, continues for a period of seven (7) business days after written notice to the Corporation from the Holder.

C.

Any material representation or warranty of the Corporation made herein, in any Transaction Document, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and as of the Closing Date.

D.

Any dissolution, liquidation or winding up of Corporation or any substantial portion of its business.

E.

Any cessation of operations by the Corporation or Corporation is unable to pay its debts as such debts become due.

F.

The transfer or sale by the Corporation of any material Intellectual Property Rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future),without receiving fair value.

G.

The merger, consolidation or reorganization of Corporation with or into another corporation or person or entity (other than with or into a wholly-owned subsidiary), or the sale of capital stock of Corporation by Corporation or the holders thereof, in any case under circumstances in which the holders of a majority of the voting power of the outstanding capital stock of Corporation immediately prior to such transaction shall own less than a majority in voting power of the outstanding capital stock of Corporation or the surviving or resulting corporation or other entity, as the case may be, immediately following such transaction.

H.

The Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

I.

Any money judgment, writ or similar final process shall be entered or filed against the Corporation or any of its property or other assets for more than $100,000, and shall remain uncontested, unpaid, unvacated, unbonded or unstayed for a period of forty-five (45) days.

J.

Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Corporation.

K.

Failure of the Corporation’s Common Stock to be listed for trading or quotation on a Principal Market for a period of ten (10) consecutive trading days.

L.

A default by the Corporation under any one or more obligations in an aggregate monetary amount in excess of $100,000 for more than twenty (20) days after the due date, unless the Corporation is contesting the validity of such obligation in good faith.

M.

An SEC or judicial stop trade order or Principal Market trading suspension with respect to the Corporation’s Common Stock that lasts for ten (10) or more consecutive trading days.

N.

The failure by the Corporation to have reserved for issuance upon conversion of the Series A Preferred Stock the number of shares of Common Stock as required in the Subscription Agreement.

O.

A default by the Corporation of a material term, covenant, warranty or undertaking of any other agreement to which the Corporation and Holder are parties, or the occurrence of a material event of default under any such other agreement to which Corporation and Holder are parties which is not cured after any required notice and/or cure period.

P.

The occurrence of one or more events having a Material Adverse Effect.

Q.

The Corporation effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

R.

The restatement of any financial statements filed by the Corporation for any date or period from two years prior to the Issue Date of this Certificate of Designation, if the result of such restatement would, by comparison to the unrestated financial statements, have constituted a Material Adverse Effect.

S.

The Corporation’s failure to timely deliver to the Holder of Series A Preferred Stock Common Stock or a replacement Preferred Stock certificate (if required) within seven (7) business days of the required delivery date.

4.

Dividends.   Dividends pursuant to Section 3 of this Article VI are payable on the last day of each calendar quarter during which such dividends may have accrued.  The Corporation may pay such dividends in cash or additional Series A Preferred Stock valued at the Series A Stated Value.

5.

Status of Converted or Redeemed Stock.  In case any shares of Series A Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Series A Preferred Stock, and shall no longer be designated as Series A Preferred Stock.

6.

Forced Conversion.  In the event 190 days has elapsed since the issuance of the Series A Preferred Stock and the Company’s Common Stock has had a closing price as reported on the Principal Market (as defined in the Subscription Agreement) of not less than One Dollar ($1.00) for three (3) consecutive trading days (the “Threshold Period”), the Corporation may, within three (3) business days after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Series A Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon if due pursuant to Section 3 of this Article VI.  The “Conversion Date” for purposes of Section 2(D) of this Article VI shall be deemed to occur on the Forced Conversion Notice Date.  Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Series A Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Series A Preferred Stock are forcibly converted. For purposes of clarification, a forced conversion under this Section 6 of this Article VI shall be subject to all of the provisions of Section 2(D) of this Article VI, including, without limitation, limitations on conversions.  The foregoing notwithstanding, a Forced Conversion Notice may only be given if during the thirty (30) days preceding such Forced Conversion Notice Date an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has not occurred.  In the event during the period from the Forced Conversion Notice Date until the actual delivery date of the shares pursuant to the Forced Conversion Notice an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has occurred, the Holder may elect to cancel delivery of all or a part of the shares issuable in connection with the Forced Conversion Notice.

ARTICLE VII

SERIES B CONVERTIBLE PREFERRED STOCK

1.

Name of Corporation:

The SpendSmart Payments Company (the “Corporation”), a Colorado corporation.

2.

Designation:

Series B Convertible Preferred Stock, $0.001 par value.

A.

Designation: Number of Shares.  The designation of said series of preferred stock shall be Series B Convertible Preferred Stock (the “Series B Preferred Stock”).  The number of shares of Series B Preferred Stock so designated shall be 12,000 (which shall not be subject to increase without the written consent of all of the holders of the Series B Preferred Stock (each, a “Holder” and collectively, the “Holders”)).  Each share of Series B Preferred Stock shall have a stated value equal to $_______ (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series B Stated Value”), and par value of $0.001 per share.

B.

Voting Rights. Except as otherwise expressly required by law, each holder of Series B Preferred Stock shall be entitled to vote on all matters and shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which the shares of Series B Preferred Stock of such Holder could be converted, pursuant to the provisions of Section D of this Article VII hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.  Except as otherwise required by law, the holders of shares of Series B Preferred Stock shall vote together with the holders of common stock on all matters and shall not vote as a separate class.

C.

Dividends.   No dividends shall be paid to the holders (each a “Holder”) of Series B Preferred Stock.

D.

Liquidation and Redemption Rights.  Upon the occurrence of a “Liquidation Event” (as defined below), and after any payments to the holders of Series A Cumulative Convertible Preferred Stock  (the “Series A Preferred Stock”) as may be required upon the occurrence of a Liquidation Event, and before any payment or distribution shall be made on any shares of any Common Stock or other class of stock to be hereafter authorized (the Common Stock and such other stock to be hereafter authorized being hereinafter collectively, the “Junior Stock”), the Holders of the Series B Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, an amount equal to 100% of the Series B Stated Value per share of Series B Preferred Stock.  Upon the payment in full of all amounts due to the holders of the Series A Preferred Stock and the Holders of Series B Preferred Stock, the Common Stock and any other class of Junior Stock shall collectively receive all remaining assets of the Corporation legally available for distribution.  If the assets of the Corporation available for distribution to the Holders of the Series B Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the Holders of Series B Preferred Stock upon a Liquidation Event, then after the payment to any holders of Series A Preferred Stock as may be required upon the occurrence of a Liquidation Event, all such assets of the Corporation shall be distributed to the exclusion of the Holders of Junior Stock ratably among the Holders of the Series B Preferred Stock. “Liquidation Event” shall mean (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations unless (a) the Holders of the Series B Preferred Stock receive securities of the surviving corporation having substantially similar rights as the Series B Preferred Stock and the shareholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor corporation immediately thereafter, elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the Holders of a majority of the shares of Series B Preferred Stock elect otherwise.

E.

Conversion into Common Stock.  Holders of shares of Series B Preferred Stock shall have the following conversion rights and obligations:

(a)

Right to Convert.  Subject to the further provisions of this Section 2(E)(a) of this Article VII each share of Series B Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date (as defined below) into that number of shares of fully paid and non-assessable shares of Common Stock of the Corporation determined in accordance with the applicable “Conversion Price” provided in Section 2(E)(C) of this Article VII below (the “Conversion Price”).   Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted, the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder.

(b)

Mandatory Conversion.  Each outstanding share of Series B Preferred Stock shall automatically convert on the Mandatory Conversion Date (as defined below) into a number of shares of Common Stock equal to the Conversion Price, unless such share of Series B Preferred Stock has been converted prior to the Mandatory Conversion Date in the manner described in Section 2(E)(a) of this Article VII. The “Mandatory Conversion Date” shall be the first to occur between (i) the Effectiveness Date of the Initial Registration Statement (as defined in the Registration Rights Agreement (as defined in the Subscription Agreement, dated as of the date of the first issuance of any shares of the Series B Preferred Stock regardless of the number of transfers of any particular shares of Series B Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series B Preferred Stock (the “Original Issue Date”), to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms (the “Subscription Agreement”))); or (ii) the date which is six (6) months after the Final Closing (as defined in the Subscription Agreement).

(c)

Conversion Price.  The number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock shall equal (i) the Series B Stated Value per share being converted, divided by (ii) the Conversion Price.  The “Conversion Price” of the Series B Preferred Stock shall be $_____, subject to adjustment only as described herein.

(d)

Mechanics of Conversion.   Holder will give notice of its decision to exercise its right to convert the Series B Preferred Stock, or part thereof by telecopying an executed and completed Notice of Conversion in the form at the end of this Article VII to the Corporation via confirmed telecopier transmission.  The Holder will not be required to surrender the Series B Preferred Stock certificate until in each case the Series B Preferred Stock has been fully converted.  Each date on which a Notice of Conversion is telecopied to the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date.  The Corporation will itself or cause the Corporation’s transfer agent to transmit the

Corporation’s Common Stock certificates representing the Common Stock issuable upon conversion of the Series B Preferred Stock to the Holder via express courier for receipt by such Holder within seven (7) Trading Days (as defined below) after receipt by the Corporation of the Notice of Conversion (the “Delivery Date”).  In the event the Common Stock is electronically transferable, then delivery of the Common Stock must be made by electronic transfer provided request for such electronic transfer has been made by the Holder.  A Series B Preferred Stock certificate representing the balance of the Series B Preferred Stock not so converted will be provided by the Corporation to the Holder if requested by Holder, provided the Holder has delivered the original Series B Preferred Stock certificate to the Corporation.  To the extent that a Holder elects not to surrender Series B Preferred Stock for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Corporation against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount of the Series B Stated Value then owned by the Holder.  The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  Shares of Series B Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder.

In the case of the exercise of the conversion rights set forth in Section 2(E)(a) of this Article VII, the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion.  In the case of the mandatory conversion set forth in Section 2(E)(B) of this Article VII, the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued on the Mandatory Conversion Date.  The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record holder of such shares of Series B Preferred Stock so converted.

Upon the conversion of any shares of Series B Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the Holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

The Corporation shall not be required, in connection with any conversion of Series B Preferred Stock, to issue a fraction of a share of its Series B Preferred Stock or Common Stock and may instead deliver a stock certificate representing the next whole number.

Notwithstanding anything to the contrary contained herein, the number of Conversion Shares that may be acquired by the Holder upon conversion of the Series B Preferred Stock (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  The Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the beneficial ownership limitations provision of this Section 2(E)(d) of this Article VII, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock held by the Holder and the provisions of this Section 2(E)(d) of this Article VII shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation.  The provisions of this Section 2(E)(d) of this Article VII shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(E)(d) of this Article VII to correct this Section 2(E)(d) of this Article VII (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2(E)(d) of this Article VII shall apply to a successor holder of the shares of Series B Preferred Stock.

(e)

Stock Dividends and Splits. If the Corporation, at any time while any share of Series B Preferred Stock is outstanding: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion hereunder), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon conversion as described in this Section 2 of this Article VII shall be proportionately adjusted such that the aggregate Conversion Price hereunder shall remain unchanged.  Any adjustment made pursuant to this Section 2 of this Article VII shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(f)

Fundamental Transaction. If, at any time while a share of Series B Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination

(including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Series B Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation on the conversion of the Series B Preferred Stock set forth above), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the shares of Series B Preferred Stock is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation on the exercise of the Series B Preferred Stock as described above).  For purposes of any such exercise, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series B Preferred Stock following such Fundamental Transaction.  The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 2(E)(f) of this Article VII pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for the Series B Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designation which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Series B Preferred Stock (without regard to any limitations on the conversion of the Series B Preferred Stock described above) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of the Series B Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(g)

Calculations. All calculations under this Section 2 of this Article VII shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 2 of this Article VII, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(h)

Notice of Adjustments.  Whenever the number of shares to be issued upon conversion of the Series B Preferred Stock is required to be adjusted as provided in this Section 2(E) of this Article VII, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent for the Series B Preferred Stock and the Common Stock; and the Corporation shall mail to each Holder of record of Series B Preferred Stock notice of such adjusted conversion price not later than the first business day after the event, giving rise to the adjustment.

(i)

Notice of Other Events.  In case at any time the Corporation shall propose:

(i)

to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the Holders of its Common Stock; or

(ii)

to offer for subscription to the Holders of its Common Stock any additional shares of any class or any other rights; or

(iii)

any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

(iv)

the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Holders of record of the Series B Preferred Stock.  The Holder is entitled to convert the Series B Preferred Stock (or any part hereof) during the 15-day period commencing on the date of such notice through the effective date of the event triggering such notice.

(j)

Reservation of Shares.  For so long as any shares of Series B Preferred Stock shall remain outstanding and the Holders thereof shall have the right to convert the same in accordance with provisions Section 2(E)of this Article VII, the Corporation shall at all times, reserve from the authorized and unissued shares of its Common Stock 125% of the number of shares of Common Stock that would be necessary to allow the conversion of all outstanding shares of Series B Preferred Stock.

(k)

Common Stock.  The term “Common Stock” as used in this Certificate of Designation shall mean the $.001 par value Common Stock of the Corporation as such stock is constituted at the date of issuance thereof or as it may from time to time be changed, or shares of stock of any class or other securities and/or property into which the shares of the Series B Preferred Stock shall at any time become convertible pursuant to the provisions of this Section 2(E)(k) of this Article VII.

(l)

Payment of Taxes.  The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series B Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series B Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(m)

Refusal to Convert.  In the event a Holder shall elect to convert any shares of Series B Preferred Stock as provided herein, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said shares of Series B Preferred Stock shall have been sought and obtained by the Corporation or at the Corporation’s request or with the Corporation’s assistance and the Corporation posts a surety bond for the benefit of such Holder equal to 120% of the Stated Value of Series B Preferred Stock sought to be converted, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

(n)

Delivery of Certificates.  If the Corporation fails to deliver to a holder such certificate or certificates after the tenth Trading Day (as defined below) after a Conversion Date or the Mandatory Conversion Date (the “Share Delivery Date”) applicable to such conversion, the Corporation shall pay to such holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Series B Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered.  “Trading day” shall mean any day which the exchange or system on which the Corporation’s shares of Common Stock are traded is open.

(o)

Buy-In.  If the Corporation fails to deliver to a holder the applicable certificate or certificates by the Share Delivery Date, and if after such Share Delivery Date such holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the holder’s brokerage firm purchases, shares of Common Stock to deliver in satisfaction of a sale by such holder of the Conversion Shares which such holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such holder (in addition to any other remedies available to or elected by such holder) the amount by which (x) such holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such holder, either reissue (if surrendered) the shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock submitted for conversion or deliver to such holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements. For example, if a holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such holder $1,000. The holder shall provide the Corporation written notice indicating the amounts payable to such holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

F.

Negative Covenants.   So long as any shares of Series B Preferred Stock are outstanding, unless the holders of at least 67% in Stated Value of the then outstanding shares of Series B Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the date of issuance) to, directly or indirectly:

(a)

amend its articles of incorporation, bylaws, or other charter documents so as to materially and adversely affect any rights of any holder;

(b)

increase or decrease (other than by conversion) the authorized number of  the  Series B Preferred Stock;

(c)

amend the provision of this Article VII;

(d)

repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities;

(e)

whether or not prohibited by the terms of the Series B Preferred Stock, circumvent a right of the  Series B Preferred Stock; or

(f)

enter into any agreement or understanding with respect to any of the foregoing.

3.

Status of Converted or Redeemed Stock.  In case any shares of Series B Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Series B Preferred Stock, and shall no longer be designated as Series B Preferred Stock.

4.

Miscellaneous.

A.

Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, facsimile number  (858) 677-0180, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 4 of this Article VII.  Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holders.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 4(A) of this Article VII prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 4(A) of this Article VII between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

B.

Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

C.

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby.

D.

Waiver.  Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders.  The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation.  Any waiver by the Corporation or a Holder must be in writing.

E.

Severability.  If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

F.

Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

ARTICLE VIII

DIRECTORS

A.

Number. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be no less than one (1) and no more than eleven (11), which number may be increased or decreased pursuant to the Bylaws of the Corporation.

B.

Written Ballot. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

C.

Removal. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, any director may be' removed from office at any time, but only for cause and only by the affirmative vote of the holders of 66-2/3 percent of the then-outstanding shares of stock entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class.

D.

Vacancies. Subject to the rights of the holders of any series of Preferred Stock then-outstanding, newly-created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other causes, shall be filled by a majority vote of the shareholders or directors then in office. A director so chosen by the shareholders shall hold office for the balance of the term then remaining. A director so chosen by the remaining directors shall hold office until the next annual meeting of shareholders, at which time the shareholders shall elect a director to hold office for the balance of the term then remaining. No decrease in the number of directors constituting the Board of Directors shall affect the tenure of office of any director.

E.

Stock Issuances. The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the shareholders.

ARTICLE IX

AMENDMENT

The Corporation reserves the right at any time and from time to time to make any amendment to its Articles, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in its Articles, of any shares of outstanding stock. Any amendment to the Corporation's Articles shall be valid only if such amendment shall have been approved by the holders of 51 percent of the outstanding Voting Stock, voting together as a single class. All rights and powers conferred by the Corporation's Articles on shareholders, directors and officers are granted subject to this reservation.

ARTICLE X

INDEMNIFICATION

The Corporation shall indemnify (A) its directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Colorado now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Articles of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ARTICLE XI

NO LIABILITY

To the fullest extent permitted by Colorado statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for money damages. No amendment of the Articles of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation on liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

ARTICLE XII

MERGER, ETC.

With respect to any proposed merger, acquisition, business combination or other transaction or proposal, a director of the Corporation, in determining what is in the best interests of the Corporation, shall consider the interests of the shareholders of the Corporation and, in his or her discretion, may consider (i) the interests of the Corporation's employees, suppliers, creditors and customers, (ii) the economy of the nation, (iii) community and societal interests and (iv) the long-term as well as short-term interests of the Corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the Corporation. Pursuant to this provision, the Board of Directors may consider numerous judgmental or subjective factors affecting a proposal, including certain non-financial matters, and on the basis of these considerations may oppose a business combination or other transaction which, as an exclusively financial matter, might be attractive to some, or a majority, of the Corporation's shareholders.

ARTICLE XIII

ANTI-TAKEOVER

The Corporation hereby expressly elects not to be governed by the provisions of the anti-takeover and control share acquisition sections of the Colorado General Corporation Law.

ARTICLE XIV

POWERS; INTERESTED TRANSACTION

In carrying on its business, or for the purpose of attaining or furthering any of its objects, the Corporation shall have all of the rights, powers and privileges granted to corporations by the laws of the State of Colorado, as well as the power to do any and all acts and things that a natural person or partnership could do as now or hereafter authorized by law, either alone or in partnership or conjunction with others.

Any director or officer individually, or any firm of which any director or officer may be a member, or any corporation or association of which any director or officer may be a director or officer or in which any director or officer may be interested as the holder of any amount of its capital stock or otherwise, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, and, in the absence of fraud, no contract or other transaction shall be thereby affected or invalidated; provided, however, that (a) such fact shall have been disclosed or shall have been known to the Board of Directors or the committee thereof that approved such contract or transaction and such contract or transaction shall have been approved or ratified by the affirmative vote of a majority of the disinterested directors, or (b) such fact shall have been disclosed or shall have been known to the shareholders entitled to vote, and such contract or transaction shall have been approved or rectified by a majority of the votes cast by the shareholders entitled to vote, other than the votes of shares owned of record or beneficially by the interested director or corporation, firm or other entity, or (c) the contract or transaction is fair and reasonable to the Corporation. Any director of the Corporation who is also a director or officer of, or interested in, such other corporation or association, or who, or the firm of which he or: she is a member, is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, with like force and effect as if he or she were not such director or officer of such other corporation or association or were not so interested or were not a member of a firm so interested.

Except as otherwise provided in the Amended Articles or the Bylaws of the Corporation, as amended from time to time, the business of the Corporation shall be managed by its Board of Directors. The Board of Directors shall have and may exercise all the rights, powers and privileges of the Corporation except only for those that are by law, these Revised Articles or the Bylaws of the Corporation, conferred upon or reserved to the shareholders. Additionally, the Board of Directors is hereby specifically authorized and empowered from time to time in its discretion:

To borrow and raise money, without limit and upon any terms, for any corporate purpose; and, subject to applicable law, to authorize the creation, issuance, assumption, or guaranty of bonds, debentures, notes or other evidences of indebtedness for money so borrowed, to include therein such provisions as to redeemability, convertibility or otherwise, as the Board of Directors, in its sole discretion, determines, and to secure the payment of principal, interest or sinking fund in respect thereof by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, all or any part of the properties, assets, and goodwill of the Corporation then owned or thereafter acquired;

To make, alter, amend, change, add to or repeal the Bylaws of the Corporation in accordance with the terms of the Bylaws adopted by the Board of Directors; and to the extent permitted by law, to declare and pay dividends or other distributions to the shareholders from time to time out of the earnings, earned surplus, paid-in surplus or capital of the Corporation, notwithstanding that such declaration may result in the reduction of the capital of the Corporation. In connection with any dividends or other distributions upon the Common Stock, the Corporation need not reserve any amount from such dividend or other distributions to satisfy any preferential rights of any shareholder.

Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in the Articles. Any action required or permitted to be taken by the Shareholders of the Corporation may be effected at a duly called annual or special meeting of the shareholders or by any consent in writing.

ARTICLE XV

DURATION

The duration of the Corporation shall be perpetual.

THIRD: The amendment to and restatement of the Articles of the Corporation as hereinabove set forth have been duly authorized and approved by a majority of the Board of Directors and approved by the shareholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation in the State of Colorado is as set forth in Article IV of the foregoing amendment and restatement of the Articles.

FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the Articles.

SIXTH: Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be no less than one (1) and no more than eleven (11), which number may be increased or decreased pursuant to the Bylaws of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Chief Executive Officer and witnessed by its Secretary.

______/s/________________________

Name: Michael McCoy

President and Chief Executive Officer

______/s/________________________

Name: Jonathan Shultz

Corporate Secretary

EXHIBIT B

BILLMYPARENTS, INC.

2013 EQUITY INCENTIVE PLAN

1)

PURPOSES.

a)

ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

b)

AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Non-statutory Stock Options, (iii) stock bonuses, and (iv) rights to acquire restricted stock.

c)

GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2)

DEFINITIONS.

a)

"AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

b)

"BOARD" means the Board of Directors of the Company.

c)

"CODE" means the Internal Revenue Code of 1986, as amended.

d)

"COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c).

e)

"COMMON STOCK" means the common stock of the Company.

f)

"COMPANY" means BillMyParents, Inc., a Colorado corporation.

g)

"CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

h)

"CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service.

The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

i)

"COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

j)

"DIRECTOR" means a member of the Board of Directors of the Company.

k)

"DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

l)

"EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

m)

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

n)

"FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

(1)

If the Common Stock is listed on any established stock exchange or traded on any other public market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

(2)

In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(3)

Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

o)

"INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

p)

"LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an inter-dealer quotation system if such securities exchange or inter-dealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

q)

"NON-EMPLOYEE DIRECTOR" means a Director of the Company who either

(1)

is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or

(2)

is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

r)

"NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

s)

"OFFICER" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

t)

"OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

u)

"OPTION AGREEMENT" means a written agreement between the Company and an Option holder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

v)

"OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

w)

"OUTSIDE DIRECTOR" means a Director of the Company who either

(1)

is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or

(2)

is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

x)

"PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

y)

"PLAN" means this BillMyParents, Inc. 2013 Equity Incentive Plan.

z)

"RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

aa)

"SECURITIES ACT" means the Securities Act of 1933, as amended.

bb)

"STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

cc)

"STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

dd)

"TEN PERCENT SHAREHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3)

ADMINISTRATION.

a)

ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

b)

POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

i)

To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

ii)

To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

iii)

To amend the Plan or a Stock Award as provided in Section 12.

iv)

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

c)

DELEGATION TO COMMITTEE.

i)

GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

ii)

COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4)

SHARES SUBJECT TO THE PLAN.

a)

SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 45,000,000 shares of Common Stock.

b)

REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

c)

SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

d)

ASSUMPTION OR SUBSTITUTION OF OPTIONS.  The Board may, without affecting the number of shares of Stock available pursuant to Section 4.1, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and condition as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5)

ELIGIBILITY.

a)

ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

b)

TEN PERCENT SHAREHOLDERS. No Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

i)

Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for the grant of a Nonstatutory Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

ii)

Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for a restricted stock award unless the purchase price of the restricted stock is at least one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant.

c)

SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than 15,000,000 shares of the Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until

i)

the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors of the

Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or

ii)

such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6)

OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)

TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)

EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than 110% of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A or Section 424(a) of the Code.

(c)

EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than 100% of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than 100% of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d)

CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by (1) delivery to the Company of other Common Stock, (2) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.  In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e)

TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)

TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g)

VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(h)

MINIMUM VESTING PRIOR TO THE LISTING

DATE. Notwithstanding the foregoing subsection 6(g), Options granted prior to the Listing Date shall provide for vesting of the total number of shares at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. However, in the case of such Options granted to Officers, Directors or Consultants, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company; for example, the vesting provision of the Option may provide for vesting of less than twenty percent (20%) per year of the total number of shares subject to the Option.

(i)

TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of

(j)

the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than thirty (30) days, unless such termination is for cause), or

(k)

the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(l)

EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(m)

DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of

a)

the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or

b)

the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(n)

DEATH OF OPTIONHOLDER. In the event (i)an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(o)

EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 10(h), any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

(p)

RIGHT OF REPURCHASE. Subject to the "Repurchase Limitation" in subsection 10(h), the Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares acquired by the Optionholder pursuant to the exercise of the Option.

(q)

RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares exercised pursuant to the Option. Except as expressly provided in this subsection 6(o), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

(r)

RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option shall (i) provide for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.

PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

1)

STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

a)

CONSIDERATION. A stock bonus shall be awarded in consideration for past services actually rendered to the Company for its benefit.

b)

VESTING. Subject to the "Repurchase Limitation"

in subsection 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

c)

TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection10(h), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

d)

TRANSFERABILITY. For a stock bonus award made before the Listing Date, rights to acquire shares under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a stock bonus award made on or after the Listing Date, rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

2)

RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

a)

PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

b)

CONSIDERATION. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii)at the discretion of the Board, according to a deferred payment or other arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

c)

VESTING. Subject to the "Repurchase Limitation" in subsection10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

d)

TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

e)

TRANSFERABILITY. For a restricted stock award made before the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8)

COVENANTS OF THE COMPANY.

a)

AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

b)

SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9)

USE OF PROCEEDS FROM STOCK. Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10)

MISCELLANEOUS.

a)

ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

b)

SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

c)

NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

d)

INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

e)

INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

f)

WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

g)

INFORMATION OBLIGATION. Prior to the Listing Date, to the extent required by Section 260.140.46 of  Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

h)

REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

i)

FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares upon termination of employment at not less than the Fair Market Value of the shares to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares become publicly traded.

ii)

ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety(90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

11)

ADJUSTMENTS UPON CHANGES IN STOCK.

a)

CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

b)

DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company other than in an Acquisition (as defined below), then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event, unless such outstanding Stock Awards are assumed by a subsequent purchaser.

c)

CHANGE IN CONTROL.

i)

For the purposes of this Section 11, "Acquisition" shall mean (1) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the shareholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (2) a sale of all or substantially all of the assets of the Company.  All provisions included herein are subject to the requirements and limitations of Section 409A of the Code, if applicable.

ii)

In the event the Company undergoes an Acquisition then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan.

iii)

In the event any surviving corporation or acquiring corporation in an Acquisition refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to (1) Stock Awards which (i) are held by Participants whose Continuous Service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of the Acquisition, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of the Acquisition (and the Stock Awards terminated if not exercised prior to the closing of such Acquisition), and (2) any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to the closing of the Acquisition..

iv)

In the event the Company undergoes an Acquisition and the surviving corporation or acquiring corporation does assume such Stock Awards (or substitutes similar stock awards for those outstanding under the Plan), then, with respect to each Stock Award held by persons then performing services as Employees or Directors, the vesting of each such Stock Award (and, if applicable, the time during which such Stock Award may be exercised) shall be accelerated and such Stock Award shall become fully vested and exercisable, if any of the following events occurs within one (1) month before or eighteen (18) months after the effective date of the Acquisition: (1) the service to the Company or an Affiliate of the Employee or Director holding such Stock Award is terminated without Cause (as defined below); (2) the Employee holding such Stock Award terminates his or her service to the

Company or an Affiliate due to the fact that the principal place of the performance of the responsibilities and duties of the Employee is changed to a location more than fifty (50) miles from such Employee's existing work location without the Employee's express consent (not applicable to Directors); or (3) the Employee holding such Stock Award terminates his or her service to the Company or Affiliate due to the fact that there is a material reduction in such Employee's responsibilities and duties without the Employee's express consent (not applicable to Directors).

v)

For the purposes of this Section11(c), "Cause" means an individual's misconduct, including but not limited to: (1) conviction of any felony or any crime involving moral turpitude or dishonesty, (2) participation in a fraud or act of dishonesty against the Company, (3) conduct that, based upon a good faith and reasonable factual investigation and determination by the Board, demonstrates your gross unfitness to serve, or (4) intentional, material violation of any contract with the Company or any statutory duty to the Company that is not corrected within thirty (30) days after written notice thereof. Physical or mental disability shall not constitute "Cause."

vi)

The acceleration of vesting provided for under this Section 11(c) may be limited in certain circumstances as follows: If any such acceleration (the "Benefit") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code and (ii) but for such acceleration, be subject to the excise tax imposed by Section 4999 of the Code, then such Benefit shall be reduced to the extent necessary (subject to the requirements and limitations of Section 409A of the Code) so that no portion of the Benefit would be subject to such excise tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), such Employee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to such excise tax, the Benefit shall be reduced (or further reduced) to the extent determined by such Employee in his or her discretion so that the excise tax would not apply. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that such Employee is liable for the excise tax as a result of the Benefit, then such Employee shall be obligated to return to the Company, within thirty (30) days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by such Employee constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the excise tax.

12)

AMENDMENT OF THE PLAN AND STOCK AWARDS.

a)

AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule16b-3 or any NASDAQ or securities exchange listing requirements.  Notwithstanding any other provision of the Plan or any Option Agreement to the contrary, the Board may, in its sole and absolute discretion and with the consent of any Optionee, amend the Plan or any Option Agreement, to take effect retroactively or otherwise, as it seems necessary or advisable for the purpose of conforming the Plan or such Option Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

b)

SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

c)

CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

d)

NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

e)

AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13)

TERMINATION OR SUSPENSION OF THE PLAN.

a)

PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

b)

NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14)

EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

ATTACHMENT III

NOTICE OF EXERCISE

__________________

6190 Cornerstone Court, Suite 216

San Diego California 92121

Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):

Incentive [X]

Non-statutory [ ]

Stock option dated:

Number of shares as

to which option is

exercised:

_____________

Certificates to be

issued in name of:

_____________

Total exercise price:

$____________

Cash payment delivered

herewith:

$____________

Value of ________ shares of

Common stock delivered herewith(1):

$____________

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2013 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

(1)

Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are deemed to constitute "restricted securities" under Rule 701 and

"control securities" under Rule 144 promulgated under the Securities Act.  I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

 I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,